SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 24, 2001

SSP SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26227	33-0757190

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17861 Cartwright Road, Irvine, California 92614

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code       (949) 851-1085

Not Applicable

(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets
ITEM 5. Other Events
ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1

ITEM 2. Acquisition or Disposition of Assets.

         On August 24, 2001, SSP Solutions, Inc., a Delaware corporation (formerly, Litronic Inc.) (the “Registrant”) completed the merger (the “Merger”) of its wholly-owned subsidiary, Litronic Merger Corp., a Delaware corporation (“Merger Corp.”) with and into BIZ Interactive Zone, Inc. (“BIZ”). Upon consummation of the Merger, BIZ became a wholly-owned subsidiary of the Registrant, pursuant to and in accordance with an Agreement and Plan of Reorganization dated as of July 3, 2001 (“Reorganization Agreement”), by and among the Registrant, Merger Corp. and BIZ, and an Agreement of Merger dated as of August 24, 2001 (“Merger Agreement”), by and among the same parties. (The Reorganization Agreement and the Merger Agreement are collectively referred to herein as the “Merger Agreements”). The Merger Agreements and the transactions and changes contemplated thereby were approved by the stockholders of the Registrant at the annual meeting of such stockholders held on August 23, 2001. The Certificate of Merger and the Certificate of Amendment of the Amended and Restated Certificate of Incorporation effecting changes pursuant to the Merger Agreements were filed with the Delaware Secretary of State on August 24, 2001 (“Effective Time”).

         Pursuant to the Merger Agreements, (i) Merger Corp. was merged with and into BIZ with BIZ as the surviving corporation; (ii) each share of Merger Corp. Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into one fully paid and nonassessable share of common stock, $0.001 par value per share, of BIZ; (iii) each share of BIZ Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.4751248 fully paid and nonassessable shares of Common Stock, $.01 par value per share, of the Registrant (“Registrant Common Stock”), and each share of BIZ Series B Preferred Stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.8564122 fully paid and nonassessable shares of Registrant Common Stock.

As a result of the Merger, the Registrant now has 20,622,654 shares of Registrant Common Stock outstanding.

         The Merger is being accounted for as a “purchase” of BIZ by the Registrant for financial reporting purposes. The Merger is being treated, for federal income tax purposes, as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or as a transfer of property to the Registrant by the stockholders of BIZ governed by Section 351 of the Code. No gain or loss will be recognized by a stockholder of BIZ who exchanges stock for Registrant Common Stock pursuant to the Merger; provided however, that BIZ stockholders who receive cash in lieu of fractional shares will recognize gain or loss on such exchange.

         Prior to the consummation of the Merger, the shares of common stock of Registrant were reported on the Nasdaq National Market under the symbol “LTNX”. On August 24, 2001, the Registrant filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (“Certificate of Amendment”) changing its name to SSP Solutions, Inc., and as of open of business August 27, 2001, Registrant Common Stock began being reported on the Nasdaq National Market under the symbol “SSPX.” (See Item 5 below for further information regarding the Registrant’s listing status).

         At the time of the Merger, BIZ was a developmental stage enterprise devoting substantially all of its efforts to develop and design security solutions for the financial, government, healthcare, education and entertainment industries. BIZ licensed the rights to use a broad array of technology components from Wave Systems Corp., Wave Express Corp., OneName Corporation and Gilian Technologies and has combined these technology components into its SSP™ Solution Suite.

         The Registrant presently intends to continue the operations of BIZ in substantially the same manner as conducted prior to the Merger. Additional information with respect to the Registrant, BIZ and the Merger Corp., is set forth in the Registrant’s Proxy Statement dated July 24, 2001 filed with the Securities and Exchange Commission on July 25, 2001 and is incorporated herein by this reference to the extent appropriate.

ITEM 5. Other Events.

         Simultaneously with the closing of the Merger, the Registrant changed its name from Litronic Inc. to SSP Solutions, Inc., pursuant to the Certificate of Amendment, and is now trading under the Nasdaq ticker “SSPX.”

         The Nasdaq Staff has taken the position that, for Nasdaq filing requirements, the merger is a “reverse merger” such that the Registrant would be required to file a new application for listing on The Nasdaq National Market. On October 5, 2001, the Registrant made a presentation to a Nasdaq Listing Qualifications Panel (the “Panel”), requesting that the Panel overrule the Staff’s determination; however, the Panel has not yet released its ruling and there can be no assurance that the Panel will agree with the Registrant. Although the most recent closing price of the Registrant’s common stock was $6.19, the Registrant does not currently meet the requirement of a $5.00 minimum bid price for 90 consecutive days for a new listing. If the Panel upholds the Staff’s determination, the Registrant must either meet that requirement by the time the new listing application is filed or obtain an exemption from that requirement from Nasdaq.

         On August 25, 2001, the Registrant publicly disseminated a press release announcing the Merger. The full text of the press release was filed as Exhibit 99.2 to the Current Report on Form 8-K to which this amendment relates and is incorporated herein by this reference.

ITEM 7. Financial Statements and Exhibits.

         A.     Financial Statements of Business Acquired. The audited financial statements as of December 31, 2000 and for the period from April 30, 2000 (inception) to December 31, 2000 of BIZ are incorporated by reference from the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 25, 2001.

         The unaudited financial statements as of March 31, 2001 and for the three months ended March 31, 2001 are incorporated by reference from the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 25, 2001.

         B.     Pro Forma Financial Information. The following pro forma financial information is attached hereto as Exhibit 99.1:

(i) Introduction to unaudited pro forma combined financial statements.

(ii) The unaudited pro forma combined balance sheet as of March 31, 2001.

(iii) The unaudited pro forma combined statement of operations for the three months ended March 31, 2001.

(iv) The unaudited pro forma combined statement of operations for the year ended December 31, 2000.

(v) Notes to unaudited pro forma combined financial statements.

         C.     Exhibits.

23.1	Consent of KPMG LLP.

99.1	Introduction to unaudited pro forma combined financial statements. The unaudited pro forma combined balance sheet as of March 31, 2001. The unaudited pro forma combined statement of operations for the three months ended March 31, 2001. The unaudited pro forma combined statement of operations for the year ended December 31, 2000. Notes to unaudited pro forma combined financial statements.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

Date: November 6, 2001	SSP SOLUTIONS, INC.

	By:	/s/ Kris Shah

Kris Shah, Co-Chief Executive Officer, Co-Chairman of the Board and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

23.1	Consent of KPMG LLP.

99.1	Introduction to unaudited pro forma combined financial statements. The unaudited pro forma combined balance sheet as of March 31, 2001. The unaudited pro forma combined statement of operations for the three months ended March 31, 2001. The unaudited pro forma combined statement of operations for the year ended December 31, 2000. Notes to unaudited pro forma combined financial statements.